UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2011

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-14303	38-3161171
(Commission File Number)	(I.R.S. Employer Identification Number)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of principal executive offices)	(zip code)

(313) 758-2000

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

SECTION 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On November 3, 2011, American Axle & Manufacturing, Inc. (“AAM”), a Delaware corporation and wholly owned subsidiary of American Axle & Manufacturing Holdings, Inc., a Delaware corporation (the “Company”), completed the closing of the sale of $200 million aggregate principal amount of 7.75% senior notes due 2019 (the “Notes”). The Notes are guaranteed on a senior unsecured basis by the Company and certain of AAM’s current and future subsidiaries (such subsidiary guarantors, together with the Company, the “Guarantors”).

The Notes were issued by AAM pursuant to an Indenture, dated as of November 3, 2011 (the “Indenture”), by and among AAM, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), which governs the terms of the Notes. A copy of the Indenture and form of the Note are attached hereto as Exhibits 4.1 and 4.2 and are incorporated herein by reference.

A copy of the opinions of Richard G. Raymond, General Counsel of the Company and AAM and of Shearman & Sterling LLP, counsel to the Company and AAM, relating to the legality of the Notes are attached hereto as Exhibits 5.1 and 5.2, respectively.

SECTION 8 — Other Events

Item 8.01.	Other Events.

On October 31, 2011, the Company, AAM and the subsidiary guarantors listed on Schedule 2 thereto entered into an underwriting agreement with J.P. Morgan Securities LLC, as the representative of the several underwriters named therein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

SECTION 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 31, 2011, among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., the subsidiary guarantors listed on Schedule 2 thereto, and J.P. Morgan Securities LLC as the representative of the several underwriters named in Schedule 1 thereto.

4.1	Indenture, dated as of November 3, 2011, among American Axle & Manufacturing, Inc., the Guarantors and U.S. Bank National Association, as trustee.

4.2	Form of 7.75% Senior Note due 2019.

5.1	Opinion of Shearman & Sterling LLP, counsel to American Axle & Manufacturing Holdings, Inc. and American Axle & Manufacturing, Inc.

5.2	Opinion of Richard G. Raymond, General Counsel to American Axle & Manufacturing Holdings, Inc. and American Axle & Manufacturing, Inc.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

23.2	Consent of Richard G. Raymond (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By:	/s/ MICHAEL K. SIMONTE
Name:	Michael K. Simonte
Title:	Executive Vice President – Finance & Chief Financial Officer (also in capacity of Chief Accounting Officer)

Dated: November 3, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 31, 2011, among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., the subsidiary guarantors listed on Schedule 2 thereto, and J.P. Morgan Securities LLC as the representative of the several underwriters named in Schedule 1 thereto.

4.1	Indenture, dated as of November 3, 2011, among American Axle & Manufacturing, Inc., the Guarantors and U.S. Bank National Association, as trustee.

4.2	Form of 7.75% Senior Note due 2019.

5.1	Opinion of Shearman & Sterling LLP, counsel to American Axle & Manufacturing Holdings, Inc. and American Axle & Manufacturing, Inc.

5.2	Opinion of Richard G. Raymond, General Counsel to American Axle & Manufacturing Holdings, Inc. and American Axle & Manufacturing, Inc.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

23.2	Consent of Richard G. Raymond (included in Exhibit 5.2).